INCREMENTAL FACILITY AMENDMENT AGREEMENT

Incremental Facility Amendment Agreement (this “Amendment”), dated as of March 13, 2020, by and among ESSENTIAL UTILITIES, INC. (formerly known as Aqua America, Inc.) (the “Borrower”), each of the entities listed under the caption “Incremental Lenders” on the signature pages hereto (each, an “Incremental Lender” and, collectively, the “Incremental Lenders”) and PNC Bank, National Association, as Administrative Agent (in such capacity, the “Administrative Agent”).

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement dated as of December 5, 2018, by and among the Borrower, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, pursuant to Section 2.22 of the Credit Agreement, the Borrower has requested (a) Incremental Tranche 1 Commitments (as defined in the Credit Agreement) of $300,000,000, and (b) that the Credit Agreement be amended in the manner provided for herein to reflect such increase in the Tranche 1 Commitments and certain other modifications, such increase and amendments to become effective on the Incremental Amendment Effective Date (as defined below); and

WHEREAS, the Incremental Lenders are willing to provide such Incremental Tranche 1 Commitments on the terms hereof.

NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows, intending to be legally bound:

1.                  Defined Terms. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. This Amendment constitutes an “Incremental Facility Agreement” and a “Loan Document”, each as defined in the Credit Agreement.

2.                  Incremental Tranche 1 Commitments. Each Incremental Lender hereby agrees, severally and not jointly, to provide an Incremental Tranche 1 Commitment to the Borrower on the Incremental Amendment Effective Date in an aggregate principal amount equal to the amount set forth opposite such Incremental Lender’s name on Exhibit A attached hereto (each, an “Incremental Tranche 1 Commitment” and, collectively, the “Incremental Tranche 1 Commitments”), on the terms set forth herein and in the Credit Agreement (as amended hereby), and subject to the conditions set forth herein. The Incremental Tranche 1 Commitments shall be deemed to be “Tranche 1 Commitments” as defined in the Credit Agreement for all purposes of the Loan Documents having terms and provisions identical to those applicable to the Tranche 1 Commitments outstanding immediately prior to the Incremental Amendment Effective Date (the “Existing Tranche 1 Commitments”). The Existing Tranche 1 Commitments of the Tranche 1 Lenders and the Incremental Tranche 1 Commitments of the Incremental Lenders hereunder shall constitute a single Class for all purposes under the Credit Agreement.

3.                  Incremental Amendment Effective Date. Each Incremental Lender and the Borrower shall, before 2:00 p.m. (New York City time) on the Incremental Amendment Effective Date, make available to the Administrative Agent at the account of the Administrative Agent in same day funds, an amount specified by the Administrative Agent to each such Incremental Lender and the Borrower as provided in Subsection 2.22(e) of the Credit Agreement and the Administrative Agent shall in turn distribute all such amounts received by it in accordance with the provisions of such Subsection. On the Incremental Amendment Effective Date, the Administrative Agent shall record in the Register the relevant information with respect to the Tranche 1 Commitment of each Incremental Lender after giving effect to this Amendment. The requirements under Section 9.04 of the Credit Agreement and requirements in respect of minimum borrowing, pro rata borrowing and pro rata payments elsewhere in the Credit Agreement shall not apply to the transactions effected pursuant to this Amendment and the provisions of Section 2.22 of the Credit Agreement.

4.                  Reallocation of Letters of Credit and Swing Line Advances. On the Incremental Amendment Effective Date, each Tranche 1 Lender whose Applicable Percentage is increasing as a result of this Amendment shall be deemed to have automatically and without further act irrevocably and unconditionally purchased and received, and each of the Tranche 1 Lenders whose Applicable Percentage is decreasing as a result of this Amendment shall automatically and without further act be deemed to have irrevocably sold and assigned, in each case without recourse or warranty, an undivided interest and participation in any Letter of Credit and Swing Line Loan outstanding on the Incremental Amendment Effective Date, ratably, such that each Tranche 1 Lender (including each Incremental Lender) holds a participation interest in each such Letter of Credit and Swing Line Loan in the amount of its then Applicable Percentage thereof (calculated based on its Applicable Percentage after giving effect to this Amendment).

5.                  No Reliance. Each Incremental Lender agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Loan Documents, including this Amendment.

6.                  Amendment to Credit Agreement. Effective as of the Incremental Amendment Effective Date, the Credit Agreement is hereby amended as follows:

     (a)            The following Section 9.18 is hereby added to the Credit Agreement immediately following Section 9.17:

“9.18 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for interest rate hedge agreements or contracts or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

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(i) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(ii) As used in this Section 9.18, the following terms have the following meanings:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following:

(a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).”

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     (b)           Schedule 2.01 to the Credit Agreement shall be amended and restated to read as set forth on Exhibit B hereto to reflect the increases in the Tranche 1 Commitments and the amounts of the Tranche 1 Commitments following the Conversion as provided in Section 2.21 of the Credit Agreement.

7.                  Conditions Precedent. This Amendment, and each Incremental Lender’s obligation to provide its Incremental Tranche 1 Commitment pursuant to this Amendment, shall become effective as of the date on which the following conditions precedent are satisfied (such date, the “Incremental Amendment Effective Date”).

     (a)            The Borrower shall have paid all accrued fees owed to the Administrative Agent and the Incremental Lenders in connection with this Amendment and the Incremental Tranche 1 Commitments and all expenses of the Administrative Agent (including, to the extent invoiced, the reasonable fees and expenses of counsel to the Administrative Agent) in connection therewith.

     (b)           On the Incremental Amendment Effective Date, the following statements shall be true and the Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower, dated the Incremental Amendment Effective Date, stating that:

     (i)                 The representations and warranties of the Borrower contained in the Loan Documents are true and correct in all material respects (except that any representation or warranty which is already qualified as to materiality, Material Adverse Effect or by similar language is true and correct in all respects) on and as of the Incremental Amendment Effective Date, except to the extent any such representation or warranty expressly relates to an earlier date, in which case such representation or warranty was true and correct as of such earlier date in all material respects (or in all respects if already qualified as to materiality, Material Adverse Effect or by similar language); and

     (ii)               No Default or Event of Default shall have occurred and be continuing on the Incremental Amendment Effective Date, both immediately prior to and immediately after giving effect to such Incremental Tranche 1 Commitments and the making of Loans and issuance of Letters of Credit thereunder to be made on such date.

     (c)            The Administrative Agent shall have received the following in form and substance satisfactory to the Administrative Agent:

     (i)                 Either (x) a counterpart of this Amendment signed on behalf of the Administrative Agent, the Borrower and each Incremental Lender or (y) evidence satisfactory to the Administrative Agent (which may include electronic transmission) that each such party signed a counterpart of this Amendment.

     (ii)               A new or replacement promissory note in favor of each Incremental Lender, to the extent requested by such Incremental Lender (collectively, the “New Notes”), signed by the Borrower.

     (iii)             Such documents and certificates as the Administrative Agent may reasonably request relating to the organization, existence and good standing of the Borrower.

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     (iv)             Certified copies of the resolutions of the Board of Directors of the Borrower approving this Amendment and the New Notes and all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment and the New Notes.

     (v)               A certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Amendment and the New Notes.

     (vi)             A favorable opinion of counsel for the Borrower acceptable to the Administrative Agent, as to such matters as the Administrative Agent may reasonably request.

     (d)           The Administrative Agent and the Incremental Lenders shall have received all documentation and other information about the Borrower and its Subsidiaries as shall have been reasonably requested at least three Business Days prior to the Incremental Amendment Effective Date by the Administrative Agent or such Incremental Lender under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act and the beneficial ownership regulations set forth in 31 C.F.R. §1010.230.

The Administrative Agent shall notify the Borrower and the Incremental Lenders of the Incremental Amendment Effective Date, and such notice shall be conclusive and binding.

8.                  Representations and Warranties. In order to induce the Incremental Lenders and the Administrative Agent to enter into this Amendment and to induce each Incremental Lender to provide its Incremental Tranche 1 Commitment on the terms hereof, the Borrower hereby represents and warrants to the Incremental Lenders and the Administrative Agent on and as of the Incremental Amendment Effective Date that:

     (a)            Power, Authorization; No Contravention. The Borrower has all requisite power and authority and all Governmental Approvals required to execute, deliver and perform its obligations under this Amendment and the other Loan Documents (as modified hereby). The execution, delivery and performance by the Borrower of this Amendment and the New Notes have been duly authorized by all necessary corporate or other organizational and, if required, stockholder or other equityholder action of the Borrower, and (i) do not require any consent or approval of, registration or filing with or any other action by any Governmental Authority, (ii) will not violate any applicable law, including any order of any Governmental Authority, (iii) will not violate the organizational documents of the Borrower, (iv) will not violate or result (alone or with notice or lapse of time or both) in a default under any indenture or other agreement or instrument binding upon the Borrower or any of its assets, or give rise to a right thereunder to require any payment, repurchase or redemption to be made by the Borrower, or give rise to a right of, or result in, any termination, cancellation, acceleration or right of renegotiation of any obligation thereunder and (v) will not result in the creation or imposition of any Lien on any asset of the Borrower not permitted under the Credit Agreement, in the case of clauses (i), (ii) and (iv) above, except to the extent that the foregoing, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect.

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     (b)           Execution and Delivery; Binding Effect. This Amendment and the New Notes have been duly executed and delivered by the Borrower. Each of this Amendment, the New Notes and the Loan Documents (as modified hereby) constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, winding-up or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

     (c)            Representations and Warranties. The representations and warranties of the Borrower contained in the Loan Documents are true and correct in all material respects (except that any representation or warranty which is already qualified as to materiality, Material Adverse Effect or by similar language is true and correct in all respects) on and as of the Incremental Amendment Effective Date, except to the extent any such representation or warranty expressly relates to an earlier date, in which case such representation or warranty was true and correct as of such earlier date in all material respects (or in all respects if already qualified as to materiality, Material Adverse Effect or by similar language).

9.                  Affirmations. The Borrower hereby (a) ratifies and affirms all the provisions of the Credit Agreement and the other Loan Documents, as modified hereby and (b) agrees that the terms and conditions of the Credit Agreement and the other Loan Documents shall continue in full force and effect as amended hereby and that all of its obligations thereunder are valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment or any other documents or instruments executed in connection herewith and (c) acknowledges and agrees that, as of the Incremental Amendment Effective Date, it has no defense, set-off, counterclaim or challenge against the payment of any sums currently owing under the Credit Agreement and the other Loan Documents or the enforcement of any of the terms or conditions thereof and agrees to be bound thereby and perform thereunder.

10.                Limited Effect. Except as expressly modified hereby, the Credit Agreement and the other Loan Documents shall continue to be, and shall remain, unaltered and in full force and effect in accordance with their respective terms.

11.                Integration. This Amendment constitutes the sole agreement of the parties with respect to the transactions contemplated hereby and shall supersede all oral negotiations and the terms of prior writings with respect thereto. From and after the Incremental Amendment Effective Date, all references in the Credit Agreement and each of the other Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as amended hereby.

12.                Severability. Any provision of this Amendment which is held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without invalidating the remaining provisions hereof, and any such invalidity, illegality or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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13.                Miscellaneous.

     (a)           Expenses. In accordance with Section 9.03(a) of the Credit Agreement, the Borrower agrees to pay all of the Administrative Agent’s reasonable out-of-pocket fees and expenses incurred in connection with this Amendment and the transactions contemplated hereby, including, without limitation, the reasonable fees and expenses of counsel to the Administrative Agent.

     (b)           GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     (c)           Successor and Assigns. This Amendment shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns.

     (d)           Counterparts. This Amendment may be executed in one or more counterparts, each of which counterparts when executed and delivered shall be deemed to be an original, and all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format will be effective as delivery of a manually executed counterpart hereof.

     (e)           Headings. The headings of any paragraph of this Amendment are for convenience only and shall not be used to interpret any provision hereof.

     (f)            Modifications. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ESSENTIAL UTILITIES, INC.
(formerly known as Aqua America, Inc.)

By
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By
Name:
Title:

[Signature Page to Incremental Facility Amendment Agreement]

Incremental Lenders

PNC BANK, NATIONAL ASSOCIATION

By
Name:
Title:

[Signature Page to Incremental Facility Amendment Agreement]

COBANK, ACB

By
Name:
Title:

[Signature Page to Incremental Facility Amendment Agreement]

BANK OF AMERICA, N.A.

By
Name:
Title:

[Signature Page to Incremental Facility Amendment Agreement]

BARCLAYS BANK PLC

By
Name:
Title:

[Signature Page to Incremental Facility Amendment Agreement]

CITIZENS BANK, N.A.

By
Name:
Title:

[Signature Page to Incremental Facility Amendment Agreement]

MORGAN STANLEY BANK, N.A.

By
Name:
Title:

[Signature Page to Incremental Facility Amendment Agreement]

MUFG BANK, LTD.

By
Name:
Title:

[Signature Page to Incremental Facility Amendment Agreement]

ROYAL BANK OF CANADA

By
Name:
Title:

[Signature Page to Incremental Facility Amendment Agreement]

THE HUNTINGTON NATIONAL BANK

By
Name:
Title:

[Signature Page to Incremental Facility Amendment Agreement]

WELLS FARGO BANK, NA.

By
Name:
Title:

[Signature Page to Incremental Facility Amendment Agreement]

EXHIBIT A TO

INCREMENTAL FACILITY AMENDMENT AGREEMENT

INCREMENTAL LENDER	INCREMENTAL TRANCHE 1 COMMITMENT

PNC Bank, National Association	$58,500,000
CoBank ACB	46,500,000
Bank of America, N.A.	37,500,000
Barclays Bank PLC	22,500,000
Citizens Bank, N.A.	22,500,000
Morgan Stanley Bank, N.A.	22,500,000
MUFG Bank, Ltd.	22,500,000
Royal Bank of Canada	22,500,000
The Huntington National Bank	22,500,000
Wells Fargo Bank, N.A.	22,500,000

TOTAL	$300,000,000
A-1

EXHIBIT B TO

INCREMENTAL FACILITY AMENDMENT AGREEMENT

Schedule 2.01
to the Credit Agreement

	Commitments Prior to the Conversion Date		Post Conversion Date
LENDER	TRANCHE 1 COMMITMENT	TRANCHE 2 COMMITMENT	TRANCHE 1 COMMITMENT

PNC Bank, National Association	$165,750,000	$29,250,000	$195,000,000
CoBank, ACB	131,750,000	23,250,000	155,000,000
Bank of America, N.A.	106,250,000	18,750,000	125,000,000
Barclays Bank PLC	63,750,000	11,250,000	75,000,000
Citizens Bank, N.A.	63,750,000	11,250,000	75,000,000
Morgan Stanley Bank, N.A.	63,750,000	11,250,000	75,000,000
MUFG Bank, Ltd.	63,750,000	11,250,000	75,000,000
Royal Bank of Canada	63,750,000	11,250,000	75,000,000
The Huntington National Bank	63,750,000	11,250,000	75,000,000
Wells Fargo Bank, N.A.	63,750,000	11,250,000	75,000,000

TOTAL	$850,000,000	$150,000,000	$1,000,000,000
B-1